Exhibit 99.1
                              Symposium Corporation
                                 410 Park Avenue
                                    Suite 830
                            New York, New York 10022

                                                              December 19, 2000

Lancer Offshore Inc.
Kaya Flamboyan 9
Curacao, Netherlands Antilles

Capital Research, Ltd.
27241 Paseo Peregrino
San Juan Capo, California  92675

Mr. Gary Herman
c/o GHM, Inc.
74 Trinity Place, 20th Floor
New York, New York  10006

Mr. Joseph Giamanco
c/o GHM, Inc.
74 Trinity Place, 20th Floor
New York, New York  10006


                                Letter Agreement


Gentlemen:

         Reference is made to the Certificate of Designation (the "Certificate") creating the series of preferred stock of Symposium Corporation, a Delaware corporation (the "Company"), designated as the Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Shares"), the Term Sheet describing the terms upon which the Series C Shares were offered and sold to each of you (the "Series C Holders") on January 28, 2000 and the Term Sheet describing the terms upon which additional Series C Shares were offered and sold to Lancer Offshore and Capital Research, Ltd. on June 14, 2000 (collectively, the "Series C Term Sheets") and the letter agreements, dated as of April 24, 2000 (the "April 24 Agreement"), May 30, 2000 (the "May 30 Agreement") and July 18, 2000 (the "July 18 Agreement" and, together with the April 24 Agreement and the May 30 Agreement, the "Agreements"). The Certificate, the Series C Term Sheets and the Agreements are hereinafter collectively referred to as the "Documents."

         The Documents provide, among other things, that, the Series C Shares are mandatorily redeemable by the Company on or prior to December 26, 2000 and that if the Company fails to redeem the Series C Shares in full on or prior to December 26, 2000, the Company will be

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required to issue to the Series C Holders, monthly in advance until the Series C
Shares are redeemed in full, certain five-year warrants to purchase shares of the Company's common stock (the "Common Stock") at an exercise price of $0.25 per share (the "Warrants").

         This letter (this "Letter Agreement") sets forth our agreement, as follows:

         1. Notwithstanding any provision of the Documents to the contrary but subject to Section 3 below, the Series C Shares will not be mandatorily redeemable until January 26, 2001 (the "New Redemption Date") and the requirement that the Company issue the Warrants will not become effective if the Company redeems the Series C Shares in full on or before the New Redemption Date.

         2. The Series C Holders hereby confirm that, by their execution and delivery of this Letter Agreement, they waive any default arising out of or relating to the Company's failure to redeem the Series C Shares in full at any time prior to the New Redemption Date.

         3. If the Company has redeemed fifty percent (50%) or more of the outstanding Series C Shares on or before the New Redemption Date and the closing price of the Common Stock on the American Stock Exchange on the date prior to the date of such redemption is not less than $1.75 per share, then the Series C Holders shall immediately convert all then outstanding Series C Shares at the conversion price of $1.00 per share (subject to anti-dilution adjustments as provided in the Documents upon the occurrence of any of the events described therein). Nothing set forth herein shall prevent any Series C Holder from converting such Holder's Series C Shares in accordance with the Documents in lieu of redemption.

         4. The Series C Holders and the Company hereby confirm that, pursuant to the Documents, all accrued and unpaid dividends on the outstanding Series C Shares through December 26, 2000 are due and payable on December 26, 2000. However, in consideration of the Agreements of the Series C Holders set forth herein, the Company will pay such dividends to the Holders concurrently with the execution and delivery of this Letter Agreement. All accrued and unpaid dividends on the outstanding Series C Shares through the New Redemption Date will be due and payable on the New Redemption Date or, if the Company redeems the Series C Shares prior to the New Redemption Date, then on the date of such redemption.

         5. The Holders hereby waive any minimum notice requirements set forth in the Documents with respect to the redemption of the Series C Shares provided that such redemption occurs on or prior to the New Redemption Date.

         6. The Company, on its own behalf and on behalf of each other Company Releasing Party (as defined below) hereby releases each of the Holders and each other Holder Releasing Party (as defined below), and each of the Holders, on its own behalf and on behalf of each other Holder Releasing Party, hereby releases the Company and each other Company Releasing Party, from any and all manner of actions, causes of action, suits, claims, losses, damages, liabilities, fees, costs, expenses, demands and any other forms of liability whatsoever in law or in equity (collectively, the "Claims"), whether brought individually, on behalf of a class, or derivately, that any such Holder, or the Company, ever had, now has or hereafter can, shall or may have arising out of or relating to the issuance, purchase and sale of the Series C Shares and the transactions and agreements described in and contemplated by the Documents and this Letter Agreement (and, in the case of Lancer and Capital Research, shall also include Claims relating to the issuance, purchase and sale of the Company's Series A Convertible Preferred Stock in January 2000 and the transactions and agreements described in and contemplated by the Term Sheet relating to the Series A Shares, and the letter agreements dated March 23, 2000 and March 27, 2000 among the Company, Lancer and Capital Research), including, without limitation, any Claims of intentional wrongdoing, breach of fiduciary or other duty, misrepresentations, breach of contract, corporate waste, or any Claim arising under Federal or state securities laws or regulations. Notwithstanding the foregoing, the releases contained herein shall in no way be construed to affect any party's right to bring an action to enforce the terms of this Letter Agreement or any of the Documents.

         As used herein, "Company Releasing Party" means the Company and its predecessors, successors, present and former affiliates, subsidiaries, assigns, officers, directors, shareholders and agents; and "Holder Releasing Party" means each Holder and its respective predecessors, successors, present and former affiliates, subsidiaries, assigns, officers, directors, shareholders and agents.

         7. Except as expressly provided herein, each of the Documents will remain in full force and effect as originally executed and delivered by the parties hereto. This Letter Agreement supersedes any prior understanding or agreement, written or oral, among the parties hereto relating to the subject matter hereof.

         8. Concurrently with the execution and delivery hereof, the Company will pay Capital Research a fee of $100,000 in connection with its services relating to the negotiation of this Letter Agreement.

         9. This Letter Agreement will be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Any claims or disputes relating in any way to this Letter Agreement shall be submitted to the New York State courts or the United States District Court for the Southern District of New York and such courts shall have exclusive jurisdiction over such claims or disputes. The parties hereby consent to such venue and the personal jurisdiction of such courts and agree not to contest such venue or assert any claims to move the claim or dispute to another venue or forum. This Letter Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         If the foregoing correctly sets forth our understanding, please so indicate by signing an enclosed counterpart of this Letter Agreement and returning it to the undersigned. Upon execution and delivery to the undersigned of a counterpart of this Letter Agreement by each of the Holders, this Letter Agreement will constitute a binding agreement among us.

                                        Very truly yours,

                                       SYMPOSIUM CORPORATION


                                       By: /s/ Ronald Altbach
                                            Ronald Altbach
                                            Chairman and Chief Executive Officer


Accepted and agreed to as of the date first above written:

LANCER OFFSHORE, INC.


By: /s/ Michael Lauer
    ----------------------------
     Name: Michael Lauer
     Title: Investment Manager


CAPITAL RESEARCH, LTD.


By: /s/ Bruce Cowan
    ----------------------------
     Name: Bruce Cowan
     Title: Chairman


/s/ Joseph Giamanco
-------------------------------
JOSEPH GIAMANCO


/s/ Gary Herman
-------------------------------
GARY HERMAN